UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2008

BroadVision, Inc.
---------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	000-28252	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1600 Seaport Blvd, Suite 550, North Bldg, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(650) 331-1000

                                         Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 15, 2008, BroadVision, Inc. (the "Company") issued a press release announcing the appointment on January 14, 2008 of Mr. Shin-Yuan Tzou, age 50, as the Company's Chief Financial Officer. A copy of the press release is furnished herewith as Exhibit 99.1.

Mr. Tzou has been employed by the Company since 1995. Most recently, he served as the Company's Chief of Staff and Regional General Manager for the Asia-Pacific-Japan region. Prior to that, Mr. Tzou served as Chief Technology Officer. Prior to BroadVision, Dr. Tzou worked for IBM and Silicon Graphics.  He earned his Ph.D. in Computer Science from University of  California, Berkeley.

Item 9.01 –Financial Statements & Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by BroadVision, Inc. on January 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

January 16, 2008	By:	/s/ Shin-Yuan Tzou

Name: Shin-Yuan Tzou
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by BroadVision, Inc. on January 15, 2008.